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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 23, 2003


                       TSI TELECOMMUNICATION HOLDINGS, LLC
                       TSI TELECOMMUNICATION SERVICES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         Delaware                 333-88168-01                 30-0041664
         Delaware                  333-88168                   06-1262301
     (State or other       (Commission File Number)          (IRS Employer
     jurisdiction of                                      Identification No.)
      incorporation)


                        201 N. Franklin Steet, Suite 700
                              Tampa, Florida 33602

          (Address of Principal Executive Offices, including Zip Code)

                                 (813) 273-3000

              (Registrant's Telephone Number, Including Area Code)

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Item 2. Acquisition or Disposition of Assets.

     Effective July 23, 2003, pursuant to an Agreement and Plan of Merger dated as of July 15, 2003 (the "Merger Agreement"), among TSI Telecommunication Network Services Inc. ("TSI Networks"), TSI Brience, LLC ("Merger Sub"), Brience, Inc. ("Brience") and certain holders (the "Seller Parties") of Series C Preferred Stock, par value $.01 per share ("Series C Preferred Stock"), of Brience, Brience was merged with and into Merger Sub with Merger Sub continuing as the surviving entity and a wholly owned subsidiary of TSI Networks. Historically, Brience developed and sold information access and integration software products to large enterprises. At the time of the merger, however, Brience's business was limited to selling and servicing its Mobile Processing Server product.

     As a result of the merger, each share of Series C Preferred Stock of Brience outstanding as of the effective time of the merger was converted into a right to receive a pro rata share of 1.67 shares of Class B Common Stock, par value $.01 per share (the "Merger Consideration"), of TSI Networks, under the terms and subject to the conditions set forth in the Merger Agreement. All other outstanding classes of stock of Brience were canceled and retired with no right to payment under the terms of the Merger Agreement. Concurrent with the merger, the Seller Parties other than GTCR Fund VII, L.P. and GTCR Co-Invest, L.P. entered into an Exchange Agreement, dated as of July 23, 2003 (the "Exchange Agreement"), with TSI Telecommunication Holdings, LLC ("Parent") pursuant to which such Seller Parties (the "Exchanging Parties") exchanged all of the Merger Consideration received by the Exchanging Parties in the merger in exchange for a pro rata portion of 19,775.01 common units of Parent. Also concurrent with the merger, GTCR Fund VII, L.P. and GTCR Co-Invest, L.P. (the "Investors") entered into a Contribution Agreement, dated as of July 23, 2003 (the "Contribution Agreement"), with Parent pursuant to which the Investors agreed to contribute to Parent all of the Merger Consideration received by the Investors in the merger in exchange for a pro rata portion of 80,224.99 common units of Parent.

     The Investors are private investment funds affiliated with GTCR Golder Rauner LLC ("GTCR") and collectively were majority owners of Brience. At the time of the merger, the Investors held 1,161,020 shares, or approximately 80% of the outstanding shares of Series C Preferred Stock of Brience. The Investors, together with GTCR Fund VII/A, L.P. are also majority owners of the Parent. David A. Donnini and Collin E. Roche are members of the Parent's six-member board of managers, members of TSI Telecommunication Services Inc.'s six-member board of directors and are principals of GTCR. William S. Goldberg and Philip A. Canfield were members of Brience's six-member board of directors as of immediately prior to the merger and are principals of GTCR. The Exchanging Parties are not affiliated with the Investors or GTCR.

     The consideration paid to holders of Series C Prefered Stock was determined through arms-length negotiations between (i) the board of managers and officers of Parent and the boards of directors and officers of TSI Networks and TSI Telecommunication Services Inc. and (ii) the board of directors and officers of Brience, which included representatives of the Exchanging Parties. David A. Donnini and Collin E. Roche recused themselves from all discussions by the board of managers of Parent and the boards of directors of TSI Networks and TSI Telecommunication Services Inc. with respect to the merger. The Merger Agreement was approved and adopted by the stockholders of Brience pursuant to written consents, which included a majority of the minority owners of Brience.

     The foregoing description of the Merger Agreement, the Exchange Agreement and the Contribution Agreement is qualified in its entirety by reference to the Merger Agreement, the Exchange Agreement and the Contribution Agreement, respectively, a copy of each of which is attached hereto as Exhibit 2.1, Exhibit
2.2 and Exhibit 2.3, respectively, and incorporated herein by reference.

     On July 24, 2003, we issued a press release announcing the closing of the acquisition. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial statements of businesses acquired.

     The Registrants intend to file the Brience financial statements required by this Item 7(a) in an amendment to this Form 8-K within the period permitted by
Item 7(a)(4) of Form 8-K; provided, however, that the Registrants intend to seek relief from the Securities and Exchange Commission from the obligation to file these financial

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statements because the Registrants believe that doing so may be misleading and/or confusing to readers since Brience's operations, at the time of the merger, were substantially less significant than they were historically and because providing the information would be unduly expensive and burdensome.

     (b) Pro forma financial information.

     The Registrants intend to file the pro forma financial information required by this Item 7(b) in an amendment to this Form 8-K within the period permitted by Item 7(a)(4) of Form 8-K; provided, however, that the Registrants intend to seek relief from the Securities and Exchange Commission from the obligation to file this pro forma financial information because the Registrants believe that doing so may be misleading and/or confusing to readers since Brience's operations, at the time of the merger, were substantially less significant than they were historically and because providing the information would be unduly expensive and burdensome.

     (c) Exhibits

     2.1 Agreement and Plan of Merger, dated as of July 15, 2003, by and among TSI Telecommunication Network Services Inc., TSI Brience, LLC, Brience, Inc. and the Seller Parties.

     2.2 Exchange Agreement, dated as of July 23, 2003, by and among the Exchanging Parties and the Parent.

     2.3 Contribution Agreement, dated as of July 23, 2003, by and among the Investors and the Parent.

     99.1   Press Release dated July 24, 2003.

                                        2

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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date: August 29, 2003

                                           TSI TELECOMMUNICATION HOLDINGS, LLC

                                           /s/ Raymond L. Lawless

                                           By:    Raymond L. Lawless
                                           Its:   Chief Financial Officer,
                                                  Secretary and Manager


                                           TSI TELECOMMUNICATION SERVICES INC.

                                           /s/ Raymond L. Lawless
                                           By:    Raymond L. Lawless
                                           Its:   Chief Financial Officer,
                                                  Secretary and Director

                                        3

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                                  EXHIBIT INDEX

    EXHIBIT NO.                           DESCRIPTION
  ---------------                    ---------------------

      2.1 Agreement and Plan of Merger, dated as of July 15, 2003, by and among TSI Telecommunication Network Services Inc., TSI Brience, LLC, Brience, Inc. and the Seller Parties named therein.


      2.2 Exchange Agreement, dated as of July 23, 2003, by and among the Parent and the persons listed on the signature page thereto under the heading "Exchanging Parties".

      2.3 Contribution Agreement, dated as of July 23, 2003, by and among GTCR Fund VII, L.P., GTCR Co-Invest, L.P. and TSI
              Telecommunication Holdings, LLC.

      99.1 Press Release issued by TSI Telecommunication Services Inc. on July 24, 2003.